Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management
Financial Instruments and Risk Management
Financial Instruments
The Company's financial instruments include cash and cash equivalents, accounts receivable, restricted cash, accounts payable and accrued liabilities, short-term debt, long-term debt, contribution payable, derivatives, portions of other assets and other long-term liabilities.
The following table summarizes the Company's financial instruments that are carried at fair value in the consolidated balance sheets:

Financial Instruments at Fair Value
($ millions)	December 31, 2017	December 31, 2016
Commodity contracts - fair value through profit or loss (”FVTPL”)
Natural gas(1)	(13)	5
Crude oil(2)	(57)	(30)
Foreign currency contracts - FVTPL
Foreign currency forwards	1	—
Other assets – FVTPL	1	1
Hedge of net investment(3)(4)	(584)	(827)
End of year	(652)	(851)

(1)
Natural gas contracts includes a $3 million decrease at December 31, 2017 (December 31, 2016 – $11 million increase) to the fair value of held-for-trading inventory, recognized in the consolidated balance sheets, related to third party physical purchase and sale contracts for natural gas held in storage. Total fair value of the related natural gas storage inventory was $5 million at December 31, 2017 (December 31, 2016 – $45 million).

(2)
Crude oil contracts includes an $5 million increase at December 31, 2017 (December 31, 2016 – $17 million increase) to the fair value of held-for-trading inventory, recognized in the consolidated balance sheets, related to third party crude oil physical purchase and sale contracts. Total fair value of the related crude oil inventory was $232 million at December 31, 2017 (December 31, 2016 – $354 million).

(3)	Hedging instruments are presented net of tax.

(4)
Represents the translation of the Company's U.S. dollar denominated long-term debt designated as a hedge of the Company's net investment in selected foreign operations with a U.S. dollar functional currency.

The Company's other financial instruments that are not related to derivatives, contingent consideration or hedging activities are included in cash and cash equivalents, accounts receivable, restricted cash, accounts payable and accrued liabilities, short-term debt, long-term debt, contribution payable, and portions of other assets and other long-term liabilities. These financial instruments are classified as loans and receivables or other financial liabilities and are carried at amortized cost. Excluding long-term debt, the carrying values of these financial instruments and cash and cash equivalents approximate their fair values.
The fair value of long-term debt represents the present value of future cash flows associated with the debt. Market information, such as treasury rates and credit spreads, are used to determine the appropriate discount rates. These fair value determinations are compared to quotes received from financial institutions to ensure reasonability. At December 31, 2017, the carrying value of the Company's long-term debt was $5.2 billion and the estimated fair value was $5.6 billion (December 31, 2016 carrying value of $5.1 billion, estimated fair value of $5.5 billion).
The estimation of the fair value of commodity derivatives and held-for-trading inventories incorporates exit prices and adjustments for quality and location. The estimation of the fair value of interest rate and foreign currency derivatives incorporates forward market prices, which are compared to quotes received from financial institutions to ensure reasonability. The estimation of the fair value of the net investment hedge incorporates foreign exchange rates and market interest rates from financial institutions. All financial assets and liabilities are classified as Level 2 measurements.
Risk Management Overview
The Company is exposed to risks related to the volatility of commodity prices, foreign exchange rates and interest rates. It is also exposed to financial risks related to liquidity and credit and contract risks. In certain instances, the Company uses derivative instruments to manage the Company's exposure to these risks. Derivative instruments are recorded at fair value in accounts receivable, inventory, other assets and accounts payable and accrued liabilities in the consolidated balance sheets. The Company has crude oil and natural gas inventory held in storage related to commodity price risk management contracts that is recognized at fair value. The Company employs risk management strategies and policies designed to ensure that any exposures to risk are in compliance with the Company’s business objectives and risk tolerance levels.
Responsibility for risk management is held by the Company’s Board of Directors and is implemented and monitored by senior management within the Company.

a)	Market Risk
i)Commodity Price Risk Management
All derivative instruments, other than those designated as effective hedging instruments or certain non-financial derivative contracts that meet the Company's own use requirements, are classified as held for trading and are recorded at fair value. Gains and losses on these instruments are recorded in the consolidated statements of income in the period they occur.
The Company uses derivative commodity instruments from time to time to manage exposure to price volatility on a portion of its crude oil and natural gas production, and it also uses firm commitments for the purchase or sale of crude oil and natural gas. These contracts meet the definition of a derivative instrument and have been recorded at their fair value in accounts receivable, inventory, other assets, accounts payable and accrued liabilities and other long-term liabilities.
The Company’s results will be impacted by a decrease in the price of crude oil and natural gas inventory. The Company has crude oil inventories that are feedstock, held at terminals or part of the in-process inventories at its refineries and at offshore sites. The Company also has natural gas inventory that could have an impact on earnings based on changes in natural gas prices. All these inventories are subject to a lower of cost or net realizable value test at each reporting period.
Foreign Exchange Risk Management
The Company’s results are affected by the exchange rates between various currencies, including the Canadian and U.S. dollar. The majority of the Company’s revenues are received in U.S. dollars or from the sale of oil and gas commodities that receive prices determined by reference to U.S. benchmark prices. An increase in the value of the Canadian dollar relative to the U.S. dollar will decrease the revenues received from the sale of oil and gas commodities. Correspondingly, a decrease in the value of the Canadian dollar relative to the U.S. dollar will increase the revenues received from the sale of oil and gas commodities. The majority of the Company’s expenditures are in Canadian dollars. The Company enters into short-dated foreign exchange contracts to fix the exchange rate for conversion of U.S. revenue dollars to hedge against these fluctuations and to mitigate its exposure to foreign exchange risk.
A change in the value of the Canadian dollar against the U.S. dollar will also result in an increase or decrease in the Company’s U.S. dollar denominated debt, as expressed in Canadian dollars, as well as the related finance expense. In order to mitigate the Company’s exposure to long-term debt affected by the U.S./Canadian dollar exchange rate, the Company may enter into cash flow hedges using cross currency debt swap arrangements. In addition, the Company’s U.S. dollar denominated debt has been designated as a hedge of a net investment in a foreign operation that has a U.S. dollar functional currency. The unrealized foreign exchange gain or loss related to this hedge is recorded in OCI.
At December 31, 2017, the Company had designated US$2.7 billion denominated debt as a hedge of the Company’s selected net investments in its foreign operations with a U.S. dollar functional currency (December 31, 2016 – US$3.0 billion). For the year ended December 31, 2017, the unrealized gain arising from the translation of the debt was $243 million (December 31, 2016 – unrealized gain of $113 million), net of tax loss of $38 million (December 31, 2016 – loss of $17 million), which was recorded in hedge of net investment within OCI.
Interest Rate Risk Management
Interest rate risk is the impact of fluctuating interest rates on earnings, cash flows and valuations. To mitigate risk related to interest rates, the Company may enter into fair value or cash flow hedges using interest rate swaps.
At December 31, 2017, the balance in long-term debt related to deferred gains resulting from unwound interest rate swaps that had previously been designated as a fair value hedge was less than $1 million (December 31, 2016 – $2 million). The amortization of the accrued gain upon terminating the interest rate swaps resulted in an offset to finance expenses of $1 million for the year ended December 31, 2017 (December 31, 2016 – $2 million).
At December 31, 2017, the balance in other reserves related to the accrued gain from unwound forward starting interest rate swaps designated as a cash flow hedge was $15 million (December 31, 2016 – $18 million), net of tax of $5 million (December 31, 2016 – net of tax of $6 million). The amortization of the accrued gain upon settling the interest rate swaps resulted in an offset to finance expense of $2 million for the year ended December 31, 2017 (December 31, 2016 – $2 million).
ii)Earnings Impact of Market Risk Management Contracts
The realized and unrealized gains (losses) recognized on other risk management positions for the years ended December 31, 2017 and 2016 are set out below:

	2017
Earnings Impact	Marketing and Other	Other – Net	Net Foreign Exchange
($ millions)
Commodity Price
Natural gas	(18)	—	—
Crude oil	(28)	—	—
	(46)	—	—
Foreign Currency
Foreign currency forwards	—	—	(30)
	(46)	—	(30)

	2016
Earnings Impact	Marketing and Other	Other – Net	Net Foreign Exchange
($ millions)
Commodity Price
Natural gas	(1)	—	—
Crude oil	(38)	—	—
Crude oil call options	—	(67)	—
Crude oil put options	—	(54)	—
	(39)	(121)	—
Foreign Currency
Foreign currency forwards	—	—	10
	(39)	(121)	10

Offsetting Financial Assets and Liabilities
The tables below outline the financial assets and financial liabilities that are subject to set-off rights and related arrangements, and the effect of those rights and arrangements on the consolidated balance sheets:

	As at December 31, 2017
Offsetting Financial Assets and Liabilities ($ millions)	Gross Amount	Amount Offset	Net Amount
Financial Assets
Financial derivatives	150	(111)	40
Normal purchase and sale agreements	639	(280)	359
End of year	789	(391)	399
Financial Liabilities
Financial derivatives	(246)	122	(123)
Normal purchase and sale agreements	(933)	353	(581)
End of year	(1,179)	475	(704)

	As at December 31, 2016
Offsetting Financial Assets and Liabilities ($ millions)	Gross Amount	Amount Offset	Net Amount
Financial Assets
Financial derivatives	57	(38)	19
Normal purchase and sale agreements	529	(199)	330
End of year	586	(237)	349
Financial Liabilities
Financial derivatives	(161)	70	(91)
Normal purchase and sale agreements	(644)	234	(410)
End of year	(805)	304	(501)

Market Risk Sensitivity Analysis
A sensitivity analysis for commodities, foreign currency exchange and interest rate risks has been calculated by increasing or decreasing commodity prices, foreign currency exchange rates or interest rates, as appropriate. These sensitivities represent the increase or decrease in earnings before income taxes resulting from changing the relevant rates, with all other variables held constant. These sensitivities have only been applied to financial instruments held at fair value. The Company’s process for determining these sensitivities has not changed during the year.

Commodity Price Risk(1)
($ millions)	10% price increase	10% price decrease
Crude oil price	(10)	10
Natural gas price	(8)	8

Foreign Exchange Rate(2)	Canadian dollar $0.01 increase	Canadian dollar $0.01 decrease
($ millions)
U.S. dollar per Canadian dollar	1	(1)

(1)	Based on average crude oil and natural gas market prices as at December 31, 2017.

(2)	Based on the U.S./Canadian dollar exchange rate as at December 31, 2017.

b)	Financial Risk
i)Liquidity Risk Management
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. The Company’s processes for managing liquidity risk include ensuring, to the extent possible, that it has access to multiple sources of capital including cash and cash equivalents, cash from operating activities, undrawn credit facilities and capacity to raise capital from various debt and equity capital markets under its shelf prospectuses. The Company prepares annual capital expenditure budgets, which are monitored and updated as required. In addition, the Company requires authorizations for expenditures on projects, which assists with the management of capital.
Since the Company operates in the Upstream oil and gas industry, it requires significant cash to fund capital programs necessary to maintain or increase production, develop reserves, acquire strategic oil and gas assets and repay maturing debt. The Company’s Upstream capital programs are funded principally by cash provided from operating activities and issuances of debt and equity. During times of low oil and gas prices, a portion of capital programs can generally be deferred. However, due to the long cycle times and the importance to future cash flow of maintaining the Company’s production, it may be necessary to utilize alternative sources of capital to continue the Company’s strategic investment plan during periods of low commodity prices. As a result, the Company frequently evaluates the options available with respect to sources of short and long-term capital resources. Occasionally, the Company will economically hedge a portion of its production to protect cash flow in the event of commodity price declines.
The Company had the following available credit facilities as at December 31, 2017:

Credit Facilities
($ millions)	Available	Unused
Operating facilities(1) (note 13)	850	428
Syndicated bank facilities(2) (note 15)	4,000	3,800
End of year	4,850	4,228

(1)	Consists of demand credit facilities and a letter of credit facility.

(2)	Commercial paper outstanding is supported by the Company's Syndicated credit facilities.
In addition to the credit facilities listed above, the Company had unused capacity under the Canadian Shelf Prospectus of $3.0 billion and unused capacity under the U.S Shelf Prospectus and related U.S registration statement of US$3.0 billion. The ability of the Company to raise additional capital utilizing these Shelf Prospectuses is dependent on market conditions.
The Company believes it has sufficient funding through the use of these facilities and access to the capital markets to meet its future capital requirements.
ii) Credit and Contract Risk Management
Credit and contract risk represent the financial loss that the Company would suffer if a counterparty in a transaction fails to meet its obligations in accordance with the agreed terms. The Company actively manages its exposure to credit and contract execution risk from both a customer and a supplier perspective. The Company’s accounts receivables are broad based with customers in the energy industry and midstream and end user segments and are subject to normal industry risks. The Company’s policy to mitigate credit risk includes granting credit limits consistent with the financial strength of the counterparties and customers, requiring financial assurances as deemed necessary, reducing the amount and duration of credit exposures and close monitoring of all accounts. The Company had one external customer that constituted more than 10 percent of gross revenues during the years ended December 31, 2017 and December 31, 2016. Sales to this customer were approximately $3,290 million for the year ended December 31, 2017 (December 31, 2016 – $1,832 million).
Cash and cash equivalents include cash bank balances and short-term deposits maturing in less than three months. The Company manages the credit exposure related to short-term investments by monitoring exposures daily on a per issuer basis relative to predefined investment limits.
The carrying amounts of cash and cash equivalents, accounts receivable and restricted cash represent the Company’s maximum credit exposure.
The Company’s accounts receivable was aged as follows at December 31, 2017:

Accounts Receivable Aging
($ millions)	December 31, 2017
Current	1,161
Past due (1 – 30 days)	5
Past due (31 – 60 days)	15
Past due (61 – 90 days)	1
Past due (more than 90 days)	38
Allowance for doubtful accounts	(34)
1,186

The Company recognizes a valuation allowance when collection of accounts receivable is in doubt. Accounts receivable are impaired directly when collection of accounts receivable is no longer expected. For the year ended December 31, 2017, the Company wrote off $1 million (December 31, 2016 – $3 million) of uncollectible receivables.